Exhibit 10.32

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

AFFILIATION AGREEMENT

THIS AFFILIATION AGREEMENT (the “Agreement”) dated as of January 1, 2000 (the “Effective Date”) is by and between New Frontier Media, Inc., a Colorado corporation (“Network”), and TIME WARNER CABLE, a division of Time Warner Entertainment Company, L.P., a Delaware partnership (“Affiliate”).

The parties, intending to be legally bound, hereby agree as follows:

1.                                       CERTAIN DEFINITIONS AND REFERENCES

(a)                                  Certain Definitions. As used herein, the following terms have the meanings indicated:

“Net Revenue” means [***] provided by a System (“Deductions”), provided that such Deductions shall not exceed [***] percent ([***]%) of the [***] from which it is deducted.

“Operating Area” means that geographic area within which a System (as defined herein) is authorized by the appropriate governmental agency, authority or instrumentality (if required) to operate an audio or video distribution facility and is operating or is obligated to operate or become operational.

“Pay Per View Purchase” means the purchase of the Service by, and broadcast to, a Subscriber via a System on a transactional “[***]” basis, “[***]” basis or a [***] “[***] basis” (i.e., a [***] hour or “safe harbor” block of time, as that term is defined in Section 505 of the Telecommunications Act of 1996, e.g., 10:00 p.m. to 6:00 a.m.).

“Service” means the commercial free encrypted adult entertainment satellite-delivered pay television service known as Pleasure™ which is a twenty four (24) hour per day pay video programming service that consists of, and throughout the Term (as defined herein) shall consist of (i) [***] adult films, events and programs that are [***] (or “[***]”) in the degree of explicitness of programming currently featured on competing adult cable television services such as [***] and [***]; and (ii) promotionals and/or interstitial programming which advertises the Service (such as pay-per-view features and highlights), or the services of Network’s affiliates and joint ventures which it owns or controls, provided, however, that such programming shall not exceed [***] in any [***] period, and provided further that such commercials shall not advertise any other programming or service that is not available in such System to Subscribers.

“Subscriber” means a person or entity to whom the Service is distributed via a System hereunder, excluding any commercial establishment or facility which charges an admission fee, cover charge, minimum or like sum.

“Subscription Purchase” means the purchase of the Service by, and broadcast to, a Subscriber via a System on a [***] basis and/or any other basis that does not constitute a Pay Per View Purchase.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

“System” means a cable television system or group of cable television systems (whether designated as a division or otherwise) that is owned or managed by a Time Warner Company (as defined herein) and has executed a Launch Authorization Form substantially in the form as that attached hereto as Exhibit A.

“Term” shall have the meaning set forth in Section 3 of the Agreement.

“Time Warner Company” means Affiliate, Time Warner Inc. (“TWI”), Time Warner Entertainment Company, L.P. (“TWE”), Time Warner Entertainment-Advance/Newhouse, L.P. (“TWEAN”), TWI Cable Inc. (“TWIC”) or Paragon Communications, or any other corporation, partnership, joint venture, trust, joint stock company, association, unincorporated organization (including a group acting in concert) or other entity of which Affiliate, TWI, TWE, TWEAN, TWIC or Paragon Communications, directly or indirectly owns at least 25% of the equity.

(b)                                 Certain References. As used herein, references “person” shall mean an individual or a corporation, partnership, joint venture, trust, joint stock company, association, incorporated organization (including a group acting in concert) or other entity.

2.                                       RIGHTS

(a)                                  Grant of Rights. During the Term (as defined herein), Network hereby grants to Affiliate, and Affiliate hereby accepts from Network:

(i)                                     the non-exclusive right but not the obligation to exhibit and distribute the Service (whether in its current analog format or in any other format, whether digitized, compressed, modified, replaced, or otherwise manipulated) via cable or other transmission service to any person in an Operating Area;

(ii)                                  the non-exclusive right to exhibit and distribute the Service (whether in its current format or in any other format, whether digitized, compressed, modified, replaced or otherwise manipulated) to satellite master antenna television systems (“SMATVs”), multipoint distribution services (“MDSs”), multichannel multipoint distribution services (“MMDSs”), equipment owned or operated by the owners or residents of individual dwelling units for private viewing capable of receiving audio/visual signals and/or programming directly via satellite (including, without limitation, C-Band and Ku-Band signals), as suitably modified, manipulated, compressed or replaced now or in the future (“TVRO”) and all other methods of distributing or receiving audio/visual signals and/or programming in an Operating Area, and in any county adjacent to a System’s Operating Area excluding (x) traditional broadcast television, (y) subject to Section 5(j), VCR cassettes, DVD disks, and similar recorded media, including technological advances or replacements and (z) the Internet (“Other Distribution Methods”); and

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

(iii)                               the non-exclusive right to exhibit and distribute the Service nationwide to TVRO or DBS, including tier-bit access rights.

(b)                                 Sublicense and Bulk Distribution Rights. During the Term, Affiliate shall have the right to sublicense its rights hereunder within an Operating Area and any county adjacent to a System’s Operating Area to third party distributors of cable television programming or services to SMATV, MDS, MMDS, TVRO or Other Distribution Methods. During the Term, each System shall have the right to distribute the Service on a [***] basis to multiple unit dwelling complexes, including, without limitation, apartment complexes, condominiums, cooperatives, hotels and motels.

(c)                                  Addition and Deletion of Systems. Affiliate shall have the unilateral right at any time and from time to time during the Term to add or delete Systems, by giving prior written notice to Network; such deletions shall be effective [***] after the date of such notice to Network and such additions shall be effective as of the date specified in the notice. The division of Affiliate in Chasworth, California, which entered into an agreement with Network on               , 1999, may, at its option, terminate its agreement with Network and become a System under this Agreement.

3.                                       TERM

The term of this Agreement shall be [***], commencing upon the Effective Date (the “Term”).

4.                                       CONTENT OF THE SERVICE

(a)                                  Service Description. The Service shall consist at all times solely of [***] adult films, events and programs that depict [***] and [***] situations, and shall not depict [***]. The Service shall, at all times during the Term adhere to and comply with the definition contained in Section 1(a) of this Agreement and with the [***] editing and content standards described in Exhibit B and shall consist of programming similar in all material respects, to that described on the program schedule attached hereto as Exhibit C. The programming included in the Service shall be [***] (or “[***]”) in the degree of explicitness of programming currently featured on competing adult services cable television services such as [***] and [***]. The Service shall not include: (i) any “[***]” or any programming constituting the direct on-air [***]; (ii) any [***]; or (iii) any [***] for [***] or any other similar services. Network agrees that, during each [***] of the Term, it shall send [***] copy of its [***] program schedule, to the extent available, to Affiliate, in care of: Director of Programming.

(b)                                 Vertical Blanking Interval. Network represents that all of the signal distribution capacity contained within the analog bandwidth of the signal for the Service and the appropriate equivalent portion of the digital signal for the Service (including, without limitation, an MPEG private data stream) (other than traditional television video and audio signals), including, without limitation, the vertical blanking interval and audio subcarriers and any other portions of the bandwidth that may be created or made useable as a result of the digitization or compression or other non-analog formatting of the signal (collectively, “Non-Traditional and VBI Signals”), is not essential to or a part of the Service or necessary for the delivery or

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

distribution of the Service. Network agrees that any and all rights in and to any and all Non-Traditional and VBI Signals and the use thereof are and will be held exclusively by Affiliate and the Systems and that nothing contained herein shall restrict Affiliate or the Systems from using any and all Non-Traditional and VBI Signals by any means or for any purpose so long as such use does not degrade or interfere with the quality of the video and audio signal for the Service. Network may use the vertical blanking interval for the purpose of providing closed-captioning for the hearing impaired, one (1) second language audio, programs ratings information or other data required to be embedded by law, provided that there is no charge to Subscribers, Affiliate or any System in connection with the provision or receipt of such information.

(c)                                  Ownership of and Responsibility for the Service. Network represents and warrants that it has and will have the right to grant the licenses granted herein, free and clear of all liens, restrictions, charges, claims and encumbrances, that it has obtained and will maintain all licenses, permits, exemptions, authorizations and consents necessary to fully perform this Agreement and that neither the Service nor any programming contained therein (i) is or will be obscene, or defamatory and unprivileged, or (ii) violates or infringes or will violate or infringe the civil or property rights, copyrights (including, without limitation, music synchronization and performance rights and dramatic and non-dramatic music rights), trademark rights, patent rights or rights of privacy of any person.

(d)                                 Service Provided in its Entirety. During the Term, Network shall provide the Service in its entirety to Affiliate. When the phrase “in its entirety” is used in this Section 4(d), it means that each Subscriber of Affiliate receiving the Service shall be able to receive, at all points in time, programming received at each such point in time by any other subscriber to the Service, and if any subscriber to the Service is receiving, at a given point in time, programming that is different than the programming received by any subscriber of Affiliate receiving the Service at such point in time, Affiliate shall have the unconditional right to elect which of such programming it desires to receive and utilize at any System, which programming it desires to subdistribute as permitted by this Agreement, and/or which programming it will authorize for reception by satellite subscribers who are customers of Affiliate or an affiliate of Affiliate.

(e)                                  Affiliate’s Right to Discontinue Service. If for any reason, including, without limitation, causes beyond the control of Network, Affiliate, in good faith, determines that the Service includes programming prohibited herein and/or does not include programming of at least the quantity, quality, type and content as required herein, [***], Network shall indemnify Affiliate and each System in accordance with Section 12(a) of this Agreement. If, for any reason, (i) Network’s breach of any obligation in this Section 4 is continuing [***], or (ii) Network breaches any obligation in this Section 4 on more than a single occasion, in addition to the indemnification provided by Network hereunder pursuant to Section 12(a), Affiliate may, in its sole discretion, pursue any other rights and remedies it may have hereunder in law or in equity, including, without limitation, (x) terminating this Agreement and ceasing to distribute the Service immediately upon written notice to Network at any time after such second or subsequent violation pursuant to Section 13; (y) discontinuing carriage of the Service on any or all Systems and canceling the Launch Authorization Form(s) for such System or Systems, effective at any time by giving Network [***] prior written notice; or (z) receiving credit against the Fees (as

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

defined herein) in the proportion that the [***] of programming each [***] which either is prohibited or deviates from the programming required herein bears to the total [***] the Service is transmitted each [***]; such credit to be applied against the Fees in any [***].

(f)                                    Embedded Material. Subject to Section 4(b), or as otherwise agreed in writing, Affiliate shall not be obligated to distribute any material or information contained or embedded in or around any portion of the feed (whether analog or digital) provided to Affiliate (the “Signal”) for the Service that is not essential to and a part of the Service programming. Network further agrees that it shall not embed any material or information into or around any portion of the Signal that cannot be removed and/or blocked at any System headend. Network further agrees that it shall provide Affiliate with [***] prior written notice of its intention to embed any information in or around such Signal prior to the commencement of such embedding or at the time of execution of this Agreement if it is presently embedding such information.

(g)                                 Other Exhibition and Distribution. Without Affiliate’s prior written consent, Network shall not exhibit or distribute, and shall not grant to any third party the right to exhibit or distribute, in any Operating Area, all or any portion of the Service, or any programming comprising a portion of the Service: (i) via the Internet or over any local or wide area computer network serving more than [***] (unless such computer network is maintained by Network for its own employees), whether for a fee or otherwise, including in multimedia, interactive, three-dimensional or other augmented or enhanced format, (ii) via any broadcast station or cable programming network other than the Service; in either case, whether simulcast, time-shifted, repackaged or distributed through any “video on demand” mechanism; provided, however, that, subject to Section 11, the foregoing (ii) shall not restrict Network from providing the Service to any multi-channel video programming provider. Notwithstanding the foregoing, nothing contained herein shall prevent Network from exhibiting or distributing, or granting any third party the right to exhibit or distribute, in the manner set forth in the immediately preceding sentence: (A) segments of [***] Programming (as defined herein) so long as (1) no such [***] Programming segment is of a duration [***] than [***], and (2) a program or show of [***] Programming is not exhibited or distributed in its [***] as [***] during any [***]; or (B) segments of [***] Programming (as defined herein) so long as (1) no such [***] Programming segment is of a duration [***] than [***], (2) no more than [***] of such [***] Programming segments exhibited or distributed during any [***] are taken from the [***] program, and (3) the total duration of all such [***] Programming segments exhibited or distributed during any [***] does not exceed [***] per [***]. As used herein, “[***] Programming” shall mean programming exhibited or distributed as part of the Service for the first time at least [***] prior to the date on which distribution pursuant to this section is made. As used herein, “[***] Programming” shall mean programming exhibited or distributed as part of the Service within the [***] preceding the date on which distribution pursuant to this section is made.

5.                                       DELIVERY AND DISTRIBUTION OF THE SERVICE

(a)                                  Transmission and Reception. Network shall, [***] (i) transmit analog and digital signals for the Service via a domestic communications satellite(s) commonly used for transmission of cable television programming signals, and (ii) fully encode and scramble the satellite signal for the Service using DigiCipher II Plus Technology, and shall include in such

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

satellite signal cue tones and other data, utilizing technology, standards, practices and procedures which are generally accepted throughout the cable television industry, and Affiliate shall provide and operate or cause to be provided and operated all equipment and facilities (including earth stations and decryption devices) necessary as of the date hereof for the reception of such signal and the distribution of such signal to Subscribers. Network represents that no facilities or equipment are necessary for such reception and distribution which a cable television system operator would not otherwise use in connection with the reception and distribution of satellite signals transmitted by a majority of widely distributed cable television programming.

(b)                                 Network’s Signal Quality. Network shall deliver to each System and third party distributor of the Service hereunder a video and audio signal for the Service of a quality [***] as the quality of the video and audio signal delivered with respect to other widely distributed adult entertainment pay cable television programming. Without limiting the generality of the preceding sentence, Network shall deliver to each System and each such third party distributor a video and audio signal for the Service which meets or exceeds all applicable standards under any applicable Federal or State law, rule, regulation or order.

(c)                                  Affiliate’s Signal Quality. Affiliate will cause the Systems to distribute to their Subscribers a video and audio signal for the Service of a quality [***] as the quality of the video and audio signal presently distributed by the Systems with respect to other widely distributed cable television programming, but in no event higher than the technical quality of the video and audio signal received by the Systems from Network.

(d)                                 Digital Signal. Network hereby grants Affiliate, and any affiliate of Affiliate, the right to receive the signal of the Service, to digitize, compress, modify, replace or otherwise technologically manipulate the signal, and to transmit the signal as so altered (the “Altered Signal”) to a satellite, or to locations within the continental United States designated by Affiliate (in its sole and absolute discretion) for redistribution to terrestrial or other reception sites capable of receiving and utilizing the Altered Signal provided that no such alteration, transmission, redistribution, reception or other use will cause a material adverse change in a viewer’s perception of the principal video or principal audio presentation of the Service. Furthermore, Network shall not change the signal of the Service in such a way as to technically or technologically defeat, or otherwise interfere with, Affiliate’s, any affiliate’s of Affiliate, or any System’s rights under this Section 5(d). In the event Network interferes with or otherwise prevents receipt, digitization, compression, modification, replacement, utilization or manipulation of the signal of the Service by Affiliate, any affiliate of Affiliate, or any System pursuant to the terms of this Section 5(d), then in addition to any other rights at law or equity Affiliate shall have the right to cancel the Launch Authorization Form(s) for any or all Systems, immediately, and to discontinue carriage, immediately, of the Service on any or all Systems.

(e)                                  Change in Satellite. If Network proposes to change the satellite via which the signal for the Service is transmitted to a satellite different from that via which it is presently transmitted, Network will give [***] prior written notice to Affiliate, provided however that Affiliate acknowledges that a force majeure event (as described in Section 10) may prevent Network from providing the foregoing [***] notice, in which event Network shall provide as much advance notice as is [***]. If, in order to receive the Service after such change, any System

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

would incur expenses for additional satellite transmission reception equipment, the Launch Authorization Form for such System may be cancelled by Affiliate upon notice to Network as of the effective date of such change.

(f)                                    Change in Encryption Method or Digitization. If Network proposes to change the method via which the signal for the Service is encoded, scrambled or to digitize the signal in connection with the satellite transmission thereof to a method different from that via which it is presently encoded, scrambled or digitized, Network will give [***] prior written notice to Affiliate and Network shall provide to each System, [***] any additional decryption equipment, provided however, that if Network fails to provide such additional decryption equipment to a System or a System would incur expenses for additional digitization equipment in order to continue to receive the Service after such change, the Launch Authorization Form for such System may be cancelled by Affiliate upon notice to Network as of the effective date of such change.

(g)                                 Other Technological Changes. Except as otherwise provided in Sections 5(e) and 5(f), Network shall not materially change the technology, standards, practices or procedures utilized in connection with the delivery of the Service unless such change is generally being made in the cable television industry.

(h)                                 Carriage. The Systems and any third party distributor of the Service hereunder may distribute the Service on a [***] or [***] basis on a [***] or [***] basis; provided, however, that, except as otherwise expressly permitted or required hereby, during the time when a System or such a third party distributor distributes the Service, such System or third party distributor must distribute the Service without alteration, editing or delay of any kind. Affiliate (or the Systems or such third party distributors) will have exclusive right to designate the channel(s) over which the Service will be carried and will have the right to change such designation from time to time and at any time.

(i)                                     Packaging. Each System or third party distributor of the Service hereunder may carry the Service in an analog and/or digital format and may package the Service with other premium services.

(j)                                     Reproduction Limitations. Subject to the last sentence of this Section 5(j), Affiliate shall not, and shall not authorize other persons to, copy, tape or otherwise reproduce any part of the Service without Network’s prior written authorization. Neither Affiliate nor any person distributing the Service in accordance herewith shall be responsible or liable for home taping of all or any part of the Service by Subscribers. This Section 5(j) does not restrict the practice of connecting distribution cables to Subscribers’ videotape recorders or other devices intended for home duplication of audio or video programming.

(k)                                  Digital Reception. Network represents that its digital feed shall be provided [***] to Affiliate. Affiliate shall have the option to utilize the digital feed from Network or, if Network has granted a third party the right to transport a digital feed to unaffiliated cable systems, from such third party. It is agreed that if Affiliate elects to receive the feed from said third party, and not Network, that any additional transport fees imposed by such third party shall be the responsibility of Affiliate.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

6.                                       FEES

(a)                                  Fees. For each [***] of each [***] of the Term, commencing on the Effective Date, Affiliate shall pay to Network, in consideration for the license granted herein, the following fees: (i) Subscription Purchase: [***]; or (ii) Pay Per View Purchase: [***] (collectively, the “Fees”), provided, however, that, notwithstanding the foregoing, on a System-by-System basis, [***], provided further that if, as of the [***] anniversary of the Effective Date, the number of Subscribers to which the Service is available (i.e., addressable subscribers) is not [***] or [***] than [***], the Fees set forth in the preceding (i) and (ii) shall be, [***], as follows: Subscription Purchase: [***]; or Pay Per View Purchase: [***]. Despite the foregoing, for each [***] of each [***] of the Term, commencing on the Effective Date, (A) for each System’s distribution of the Service to hotels and motels on a Pay Per View Purchase basis, Network shall be paid in accordance with the Pay Per View Purchase provisions of the preceding sentence of this Section 6(a), and (B) for each System’s distribution of the Service to hotels and motels on a [***] basis, Network shall be paid the [***] of: (x) [***] and (y) [***] percent ([***]%) of the [***] accrued per [***].

(b)                                 Due Date. The Fees and other payments payable hereunder shall be due [***] after the end of such [***].  In the event of a good faith dispute regarding any Fees, no such disputed Fees shall be due or payable by Affiliate to Network nor subject to the recovery of prejudgment interest or the terms or conditions of this Section 6 unless and until such dispute has been resolved to the satisfaction of Affiliate and Network, provided that Network and Affiliate shall use [***] to resolve such disputes within a [***] period, and, if the parties are unable to resolve such dispute within such [***] period, the parties may pursue all available rights and remedies hereunder.

(c)                                  Retroactive Adjustments. If a payment of Fees due hereunder for any [***] has been made and, the amount of such payment exceeds the amount of the Fees which was actually due hereunder for such [***] (regardless of when such adjustment is made), then

Affiliate shall have the right to set off against any amounts then or thereafter due to Network (or, upon demand, Network shall pay to Affiliate) an amount equal to such excess.

(d)                                 Preview. Affiliate shall have the [***] right for each System to preview the Service on any System on a [***] or [***] basis, without any obligation to [***] and without having to add such cable television system to Schedule 1 attached hereto, for a period of up to [***] in order to determine subscriber preferences as long as the preview is offered [***] to Subscribers and prior to the Service being offered to any Subscribers.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

7.                                       REPORTS

(a)                                  Reports. Within [***] after the end of each [***] during the Term, Affiliate shall send to Network a statement which sets forth the [***] who purchased the Service (by Subscription Purchase or Pay Per View Purchase) and such other information as may be reasonably necessary to support the computation of the Fees due to Network for such [***]. Affiliate shall send such statement to Network together with payment of Fees.

(b)                                 Audit Right. During the Term, and for [***] thereafter, Affiliate shall maintain accurate and complete books and records, in accordance with generally accepted accounting principles and practices which contain information sufficient to verify the Fees due Network hereunder. Upon [***] prior written notice, Network shall have the right, during the Term, [***] to examine during normal business hours at a location within the 48 contiguous United States without unreasonably interfering with the operation of Affiliate’s business, the books and records of Affiliate which are related directly to the Service to the extent necessary to verify the Fees due; provided, however, that such examinations shall not be conducted more frequently than [***] in any [***] period and that such examinations shall be limited to Fees payable during the [***] and the [***]. If any such examination reveals a discrepancy in the amount paid to Network, Affiliate shall be paid an amount equal to the amount of such discrepancy, plus interest on the amount of such discrepancy at the rate of [***]% per [***] (or, if lower, the maximum rate permitted by law) from the date on which such amount was paid by or should have been paid to Network through the date on which payment is made to Network. Network will be deemed to have waived any and all claims which it may have with respect to an underpayment of fees due unless it gives written notice of such claims to Affiliate upon the earlier of [***] after the date on which payment of such fees was due or, within [***] after the conclusion of such examination.

(c)                                  Compliance. Network represents, covenants, and warrants that the Service complies, and will continue to comply, in all respects with the commercial matter limitations of the Children’s Television Act of 1990, Public Law 101-437 (October 18, 1990) and the regulations of FCC promulgated thereunder, as the same may apply to cable television systems and cable operators, including 47 C.F.R. §76.225, 76.305, and as the same may be amended from time to time (“Children’s Television Regulations”). Network further represents, covenants and warrants that it will provide to Affiliate all records demonstrating such compliance under the Children’s Television Regulations as are necessary for Affiliate to timely demonstrate its compliance as a cable operator with the commercial matter limitations and record keeping requirements of the Children’s Television Regulations. Network further represents, covenants and warrants that the Service complies, and will continue to comply, with all origination cablecasting regulations of the FCC, including but not limited to 47 C.F.R. §§76.205-76.221 (political equal time, personal attach, lotteries and sponsorship identification), as the same any be amended from time to time (“Origination Cablecasting Requirements”), and that Network shall provide Affiliate all necessary documentation required thereunder for Affiliate to timely meet its documentation and public file requirements under the Origination Cablecasting Requirements. In the event that any other programming offered by the Service shall be among the kind of programming which is regulated by federal, state or local law, as the same may apply to cable television systems and cable operators, or other non-broadcast television distributors, then Network shall provide to Affiliate all statements, records or other documents in the

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Network’s possession, custody and control reasonably necessary for Affiliate to demonstrate timely compliance as a cable operator or distributor with such laws and regulations.

8.                                       PROMOTION AND ADVERTISING

(a)                                  Launch and Marketing Support. Network shall provide to each System the launch and marketing support set forth on Exhibit D.

(b)                                 Network’s Names and Marks. Affiliate acknowledges that the name and mark Pleasure™ (and the names of certain programs which appear in the Service) (the “Network Marks”) and the programming provided by the Service, as between Affiliate and Network, are the exclusive property of Network or its suppliers and that Affiliate has not and will not acquire any proprietary rights therein by reason of this Agreement. Affiliate shall not use the Network Marks without the prior written consent of Network, except that Affiliate may use the Network Marks in a manner that is consistent with the criteria and requirements specified on Exhibit D of this Agreement in routine promotional materials, channel line-ups, print and electronic program guides and on the Web sites of Affiliate or any System without the prior written consent of Network. Nothing contained herein shall limit or restrict the right of Affiliate, the Systems or any third party distributors of the Service hereunder to use such names and marks (i) in connection with the exercise of its or their rights hereunder or (ii) as permitted under any other contract or agreement, in connection with any local advertising inserted in any cable television service or programming if the sponsor of such advertisement had the right to use such names and marks therein or otherwise than under this Agreement.

(c)                                  Cross Channel Promotions of Affiliated Services. Except as otherwise expressly authorized in this Agreement, Network shall not promote, market or advertise on the Service any other cable programming service which is affiliated or associated with Network (“Cross Promotions”) unless such other service is then being distributed by the Systems on which such Cross Promotions are to appear. The practice of “nesting” or “incubating” (whether or not for the express purpose of inducing subscriptions to) a cable programming service by showcasing such service within an existing service shall be considered a means to “promote, market or advertise” such service hereunder. Network agrees that the Service will not air any promotional spot (whether alone or in conjunction with any other person) which indicates that any other method of video distribution offers a service not available on the relevant Affiliate System. Affiliate shall have the right to preempt all material which violates the foregoing.

9.                                       REPRESENTATIONS, WARRANTIES AND COVENANTS

(a)                                  Network’s Authorization. Network represents and warrants that: (i) Network is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado; (ii) Network has the requisite power and authority to execute and deliver this Agreement and to fully perform its obligations hereunder; (iii) the execution, delivery and performance of this Agreement has been duly authorized by all corporate and board of directors’ actions necessary on the part of Network; (iv) Network is not subject to any contractual or other legal obligation which will in any way interfere with its full performance of this Agreement; and (v) the individual executing this Agreement on behalf of Network has the authority to do so.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

(b)                                 Insurance. Network represents, warrants and covenants that (i) it has obtained broadcaster’s errors and omissions insurance covering the Service and all elements thereof from a nationally recognized insurance carrier and in accordance with industry standards of no less than [***]; (ii) such insurance shall remain in full force and effect throughout the term; (iii) Affiliate shall be named as an additional insured on the insurance policy; (iv) Network shall provide Affiliate with documentation to such effect upon the execution hereof; (v) [***] prior to the expiration of such policy Network shall provide Affiliate with appropriate proof of issuance of a policy continuing in force and effect the insurance covered by the insurance so expiring; and (vi) Network shall provide Affiliate with [***] written notice of any changes in such policy.

(c)                                  Affiliate’s Authorization. Affiliate represents and warrants that: (i) Affiliate is a division of a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) Affiliate has the requisite power and authority to execute and deliver this Agreement and to fully perform its obligations hereunder; (iii) the execution, delivery and performance of this Agreement has been duly authorized by all action necessary on the part of Affiliate; (iv) Affiliate is not subject to any contractual or other legal obligation which will in any way interfere with its full performance of this Agreement; and (v) the individual executing this Agreement on behalf of Affiliate has the authority to do so.

(d)                                 Affiliate’s Trademarks. Network represents and warrants that it shall not use, and no right or license is herein granted to Network to use, any of the trade names, trademarks, copyrights, styles, slogans, titles, logos or service marks of Affiliate, TWI, TWE, TWEAN, TWIC, Paragon Communications, any other System or any other Time Warner Company.

(e)                                  Publicity. Network represents and warrants that it shall not have, and shall not permit its officers, directors, partners, shareholders, employees, agents, representatives or affiliates to have, any oral or written communication (including, without limitation, announcements, correspondence and advertisements) with or directed to any third party (including, without limitation, the press, the public, Subscribers, the trade and governmental and quasi-governmental agencies, authorities and instrumentalities) which (i) concerns (A) the negotiation (or other transactions in contemplation of), termination, renewal, non-renewal or expiration of this Agreement of any other prior, then current or proposed agreement, arrangement or understanding with any Time Warner Company relating to the distribution of the Service or (B) any modification or amendment hereof or thereof or (ii) would or could adversely affect relations between Affiliate, any Time Warner Company or System, on the one hand, and subscribers, potential subscribers or such agencies, authorities or instrumentalities, on the other hand, without the prior written approval of the form and content of such communication by Affiliate; provided, however, that such approval shall not be required if such communication is required by (i) an applicable law, rule or regulation or (ii) an order of a court or governmental agency, authority or instrumentality of competent jurisdiction; provided further, however, that, prior to communication without such approval pursuant to the preceding clause (ii), Network shall have given prompt prior notice to Affiliate of such intended communication and, if requested by Affiliate, shall have used reasonable efforts at Network’s expense to obtain a protective order or similar protection for the benefit of Affiliate. In no event shall Network attempt or permit its officers, directors, partners, shareholders, employees, agents,

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

representatives or affiliates to interfere with such relations. Network and Affiliate hereby acknowledge that (i) their interests are often in direct conflict, (ii) their relationship is often adversarial, and (iii) Network could cause Affiliate significant harm by the nature of Network’s communications to Affiliate’s subscribers or to the governmental entities or franchise or licensing authorities whose opinions and actions could adversely affect Affiliate’s cable television systems. Therefore, Network shall not knowingly initiate communications regarding Affiliate or the carriage of the Service with any subscribers or franchise or licensing authorities or governmental entities in the Operating Area of any cable television system owned or managed by a Time Warner Company without Affiliate’s prior written approval, and under no circumstances shall Network knowingly engage in any communications with any subscribers or franchise or licensing authority or governmental entity in the Operating Area of any such system which would, or could, adversely interfere with Affiliate’s relations with subscribers, or Affiliate’s relations with any governmental entity or community in any such Operating Area. This provision shall not apply, (A) to any national advertising or promotion by Network in connection with the Service, (B) to any proceeding before any judicial body, or (C) communications with Congress or with any other branch or agency of the Federal government. This provision shall not prevent Network from cablecasting [***] for such purposes as [***] or [***] to viewers; provided that such activities shall not contain communications or materials which could adversely affect Affiliate. In addition, this Section 9(e) shall not prevent Network from [***] or other communications received from Subscribers; provided that such responses shall not include information or text which could reasonably be construed to adversely affect Affiliate. Affiliate acknowledges that Network’s responding to communications from Subscribers with information specifically requested by such Subscriber about the availability of the Service and/or other programming or services available from the Network or any affiliate of Network shall not be deemed to adversely affect Affiliate. This Section 9(e) shall survive the expiration or termination of this Agreement (regardless of the reason for such expiration or termination) for a period of two (2) years.

10.                                 FORCE MAJEURE

Neither party shall have any liability to the other party for any failure to perform hereunder, if such failure is due to: an act of God; inevitable accident; fire; lockout; strike or other labor dispute; riot or civil commotion; act of government or governmental instrumentality (whether federal, state or local); act of terrorism; failure of performance by a common carrier; failure in whole or in part of technical facilities or satellites; or other cause (excluding financial inability or difficulty of any kind) beyond such party’s reasonable control; provided, however, that, if such failure interrupts (sporadically or continuously) or degrades the quality of the signal for the Service received by the Systems or third party distributors of the Service hereunder, then the [***] fee payable by Affiliate hereunder for the [***] during which such failure occurs shall be reduced to an amount [***] if such failure had not occurred and provided further, that such interruptions or degradation if they continue for [***] consecutive [***] periods [***] periods in any period of [***] Network shall have the right in addition to any other remedies at law or equity to terminate on [***] notice. Network shall use [***] to remedy the cause of such interruptions or degradation as soon as reasonably possible.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

11.                                 [***]; AUDIT RIGHTS

(a)                                  [***]

(b)                                 Audit Right; Damages. During the Term, and for [***] thereafter, Network shall maintain accurate and complete books and records in accordance with generally accepted accounting principles and practices which, at a minimum, shall contain sufficient information to enable an auditor to verify compliance with this Agreement. Upon [***] prior written notice, Affiliate shall have the right, during the term of this Agreement and for [***] thereafter to examine during normal business hours all of the books and records of Network to the extent necessary to verify compliance with this Agreement; provided, however, that any such audit shall be conducted by a public accounting firm or an auditing firm selected by Affiliate who has executed a written non-disclosure agreement which includes confidentiality provisions at least as strict as those set forth in this Agreement and provides that information reviewed during an audit shall not be disclosed to third parties (the “Auditor”), and provided further that such examinations shall not be conducted more frequently than [***]. If, as a result of an audit or examination, the Auditor determines that Network has complied with Section 11(a), then the Auditor shall provide notice to the parties stating only that Network has complied. If, as a result of an audit, the Auditor determines that Network has failed to comply with Section 11(a), then the Auditor shall commence good faith discussions with Network regarding such non-compliance. In the event that after such good faith discussions, the Auditor concludes that Network, in fact, has complied with Section 11(a), then the Auditor shall provide notice to the parties stating only that Network has complied. In the event that after such good faith discussions, the Auditor concludes that Network has not complied with Section 11(a), then Network shall have the option, at Network’s sole election, to either (i) grant to Affiliate the Provision which is the subject of Section 11(a) effective as of the date on which such Provision was granted to the third party, or (ii) authorize the Auditor to provide to Affiliate only that limited information acquired during the course of the audit as is necessary for Affiliate to pursue its claim or claims related to Network’s non-compliance; any information that is not so necessary shall not be disclosed to Affiliate by the Auditor and shall remain strictly confidential. Under no circumstances, other that the limited circumstance set forth in clause (ii) above, shall any information acquired during the course of the audit be disclosed to Affiliate by the Auditor. In the event that either (x) Network agrees pursuant to clause (i) above to grant to Affiliate the Provision, or (y) it is determined by a court of law that Network violated Section 11(a), Network agrees to (a) [***]. Within [***] of the end of each [***] of the Term, Network shall certify, in a writing signed by [***] executive officers of Network, that Network is compliant with Section 11(a).

(c)                                  No Conflicting Provision. During the Term and for [***] thereafter, Network shall not enter into any agreement or contract (whether oral or written) which limits or restricts, or has the effect of limiting or restricting, Affiliate’s rights under Section 11(b) by reason of provisions regarding confidentiality or non-disclosure or otherwise.

12.                                 INDEMNIFICATION AND OTHER REMEDIES

(a)                                  Indemnification by Network. Network shall indemnify Affiliate and each other Time Warner Company, each System, the persons which directly own the Systems and their respective affiliates (including controlling persons and related companies), officers,

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

directors, shareholders, employees and agents (each, an “Indemnitee”) for, and shall hold them harmless from and against, any and all losses, settlements, claims, actions, suits, proceedings, investigations, judgments, awards, damages and liabilities (collectively, “Losses” and, individually, a “Loss”) which are sustained or incurred by or asserted against any of them and which arise out of or relate to (i) any breach of this Agreement by Network or (ii) the Service, the content thereof or programming contained therein or the delivery or distribution thereof (including, without limitation, any Loss arising out of libel, slander, defamation, indecency, obscenity, invasion of right of privacy or infringement or violation of copyrights, music synchronization or performance rights, dramatic or non-dramatic music rights, trademark rights, patent rights or other contractual or proprietary rights) to the extent that such Losses do not arise directly from Affiliate’s gross negligence or willful misconduct and shall reimburse them for any and all legal, accounting and other fees, costs and expenses (collectively, “Expenses”) reasonably incurred by any of them in connection with investigating, mitigating or defending any such Loss; provided, however, that Network will not have any obligation or liability under this Section 12(a) to the extent that Affiliate has an obligation or liability with respect to the same Loss under Section 12(b).

(b)                                 Indemnification by Affiliate. Affiliate shall indemnify Network and its affiliates (including controlling persons and related companies), officers, directors, shareholders, employees and agents for, and shall hold them harmless from and against, any and all Losses which are sustained or incurred by or asserted against any of them and which (i) arise out of any breach of this Agreement by Affiliate or (ii) arise directly out of the addition of material to or the deletion of material from the content of the Service by Affiliate or the Systems and shall reimburse them for any and all Expenses reasonably incurred by any of them in connection with investigating, mitigating or defending any such Loss; provided, however, that Affiliate will not have any obligation or liability under this Section 12(b) to the extent that Network has an obligation or liability with respect to the same Loss under Section 12(a).

(c)                                  Notice; Defense. Promptly after receipt by a party of notice of the commencement of any action, suit, proceeding or investigation in respect of which a claim for indemnification may be made hereunder by it or its affiliates, officers, directors, shareholders, employees or agents, such party will give prompt written notice thereof to the other party; but the failure to so notify the other party will not relieve the other party from any liability or obligation which the other party may have to any indemnified person (i) otherwise than under this Agreement or (ii) under this Agreement except to the extent of any material prejudice to the other party resulting from such failure. If any such action, suit, proceeding or investigation is brought against an indemnified person, the indemnifying party will be entitled to participate therein and, if it wishes to assume the defense thereof with counsel satisfactory to the indemnified person (who shall not, except with the consent of the indemnified person, be counsel to the indemnified person) and gives written notice to the indemnified person of its election so to assume the defense thereof within [***] after notice shall have been given to it by the indemnified person pursuant to the preceding sentence, will be entitled to assume the defense thereof. Each indemnified person will be obligated to cooperate reasonably with the indemnifying party, at the expense of the indemnifying party, in connection with such defense and the compromise or settlement of any such action, suit, proceeding or investigation.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

(d)                                 Overdue Payments. If any amount due hereunder is not paid when due or within [***] thereafter, the payor shall pay, in addition to such amount, interest on such amount at a rate of [***]% per [***] (or, if lower, the maximum rate permitted by law) from the date on which such amount was due through the date on which payment of such amount is made.

(e)                                  Consequential Damages. Neither Affiliate nor any other Time Warner Company, or any System, or third party distributor of the Service on the one hand, nor Network, on the other hand, shall, for any reason or under any legal theory, be liable to the other or any third party for any special, indirect, incidental or consequential damages or for loss of profits, revenues, data or services, regardless of whether such damages or loss was foreseeable and regardless of whether it was informed or had direct or imputed knowledge of the possibility of such damages or loss in advance.

(f)                                    Cumulative Remedies. All rights, powers and remedies afforded to a party hereunder, by law, in equity or otherwise shall be cumulative (and not alternative) and shall not preclude assertion or seeking by a party of any other rights or remedies.

13.                                 TERMINATION

In addition to the other rights of termination set forth in this Agreement, the parties shall have the right to terminate this Agreement as follows.

(a)                                  Bankruptcy. If a party (i) becomes bankrupt or insolvent, however evidenced, (ii) admits in writing its inability to pay its debts when due, (iii) makes a general assignment for the benefit of creditors, (iv) has appointed, voluntarily or involuntarily, any trustee, receiver, custodian or conservator with respect to it or a substantial part of its property, (v) files, or has filed against it, a voluntary or involuntary petition in bankruptcy or (vi) makes any arrangement or otherwise becomes subject to any proceedings under the bankruptcy, insolvency, reorganization or similar laws of the United States or any state, then the other party shall have the right at any time thereafter to terminate this Agreement by giving written notice to such party.

(b)                                 Breach. Either party shall have the right to terminate this Agreement by giving written notice to the other party if the other party has materially breached this Agreement and such breach cannot be fully cured; provided, however, that if such breach is fully curable, such party shall not have the right to terminate this Agreement unless such party shall have given written notice to the other party of such breach and the other party shall have failed to fully cure such breach within 30 days after such notice shall have been given.

(c)                                  Effective Date of Termination. If a party exercises any option or right to terminate this Agreement as provided herein, such termination shall become effective on the date on which notice of exercise of such option or right shall have been given (or on such later date as may be specified in such notice).

(d)                                 Survival. Sections 4(e), 5(j), 6(a), 7(a), 7(b), 8(b), 9(a), 9(c), 9(d), 9(e), 15(a), 15(b), 15(c), 15(g) and 15(1), and Articles 11 and 12 shall survive the expiration or termination of this Agreement for any reason.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

14.                                 NOTICES

All notices required or permitted to be given pursuant to this Agreement shall be given in writing, shall be transmitted by personal delivery, by registered or certified mail, return receipt requested, postage prepaid, or by a nationally recognized overnight delivery service and shall be addressed as follows:

When Network is the intended recipient:

New Frontier Media, Inc.

5435 Airport Boulevard, Suite 100

Boulder CO 80301

Attention: Senior Vice President, Sales

with a copy to:

New Frontier Media, Inc.

5435 Airport Boulevard, Suite 100

Boulder CO 80301

Attention: Director of Legal Affairs

When Affiliate is the intended recipient:

Time Warner Cable

290 Harbor Drive

Stamford, Connecticut 06902

Attention: Senior Vice President, Programming

with a copy to:

Time Warner Cable

290 Harbor Drive

Stamford, Connecticut 06902

Attention: Senior Vice President and General Counsel

A party may designate a new address to which notices required or permitted to be given pursuant to this Agreement shall thereafter be transmitted by giving written notice to the other party. Each notice transmitted in the manner described in this Section 14 shall be deemed to have been given, received and become effective for all purposes at the time it shall have been (i) delivered to the addressee as indicated by the return receipt (if transmitted by mail), the affidavit of the messenger (if transmitted by personal delivery), the records of the overnight delivery service (if transmitted by such service) or the answer back or call back (if transmitted by telecopier) or (ii) presented for delivery to the addressee as so indicated during normal business hours, if such delivery shall have been refused for any reason.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

15.                                 MISCELLANEOUS

(a)                                  Relationship. Neither party shall be or hold itself out as the agent of the other party under this Agreement. Nothing contained herein shall be deemed to create, and the parties do not intend to create, any relationship of partners or joint venturers as between Affiliate and Network, and neither party is authorized to or shall act toward third parties or the public in any manner which would indicate any such relationship. Likewise, no supplier of advertising or programming or anything else included in the Service by Network shall be deemed to have any privity of contract or direct contractual or other relationship with Affiliate by virtue of this Agreement or Affiliate’s carriage of the Service hereunder. Network disclaims any present or future right, interest or estate in or to the transmission facilities of Affiliate and any affiliate of Affiliate and the parents, subsidiaries, partnerships or joint venturers controlling the Systems on which the Service is transmitted, such disclaimer being to acknowledge that neither Affiliate nor the transmission facilities of the Systems (nor the owners thereof) are common carriers.

(b)                                 Governing Law. The validity, interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of New York (without giving effect to the laws, rules or principles of the State of New York regarding conflicts of laws). The respective obligations of the parties under this Agreement are subject to all applicable federal, state and local laws, rules and regulations (including, without limitation, the Communications Act of 1934, as amended, the Cable Communications Policy Act of 1984, as amended, and the rules and regulations of the Federal Communications Commission thereunder).

(c)                                  Forum; Jury Trial. Each party agrees that any proceeding arising out of or relating to this Agreement or the breach or threatened breach of this Agreement may be commenced and prosecuted in a court in the State of New York. Each party consents and submits to the non-exclusive personal jurisdiction of any court in the State of New York in respect of any such proceeding. Each party consents to service of process upon it with respect to any such proceeding by registered mail, return receipt requested, and by any other means permitted by applicable laws and rules. Each party waives any objection that it may now or hereafter have to the laying of venue of any such proceeding in any court in the State of New York and any claim that it may now or hereafter have that any such proceeding in any court in the State of New York has been brought in an inconvenient forum. Each party waives trial by jury in any such proceeding.

(d)                                 Entire Agreement. This Agreement together with the Schedules and Exhibits attached hereto constitute the entire contract between the parties with respect to the subject matter hereof and cancels and supersedes all of the previous or contemporaneous contracts, representations, warranties and understandings (whether oral or written) by, between or among the parties with respect to the subject matter hereof.

(e)                                  Binding Effect; Assignment. This Agreement shall be binding upon the parties and their respective successors and assigns and shall inure to the benefit of the parties and their respective successors and permitted assigns. Neither party shall assign any of its rights or delegate any of its duties under this Agreement (by operation of law or otherwise) without the prior written consent of the other party.  Notwithstanding the foregoing, no such consent shall be required in connection with any such assignment or delegation by (i) Affiliate to any Time Warner Company or any person which controls, is controlled by or is under common control

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

with Affiliate or any Time Warner Company or any partner of Paragon Communications; (ii) Network to any affiliate of Network; or (iii) Network to any other entity in connection with a merger, consolidation or sale by Network of all or substantially all of its assets, provided however, that upon an assignment by Network pursuant to the foregoing (iii), Affiliate shall have the right to terminate this Agreement immediately upon written notice to Network without any further liability or obligation of any kind under this Agreement. Any assignment of rights or delegation of duties under this Agreement by a party without the prior written consent of the other party, if such consent is required hereby, shall be void. Except as otherwise provided herein, no person shall be a third party beneficiary of this Agreement.

(f)                                    Headings. The headings set forth in this Agreement have been inserted for convenience of reference only, shall not be considered a part of this Agreement and shall not limit, modify or affect in any way the meaning or interpretation of this Agreement.

(g)                                 Survival of Representations. All representations and warranties set forth herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

(h)                                 Amendments; Modifications; Consents; Waivers. Except as otherwise contemplated herein no addition to, and no cancellation, renewal, extension, modification or amendment of, this Agreement shall be binding upon a party unless such addition, cancellation, renewal, extension, modification or amendment is set forth in a written instrument which states that it adds to, amends, cancels, renews, extends or modifies this Agreement and which is executed and delivered on behalf of each party by, in the case of Network, an officer of Network and, in the case of Affiliate, by its Senior Vice President, Programming, Senior Executive Vice President, President or Chairman (each an “Authorized Person”); provided, however, that any Authorized Person may, by written authorization, designate another person to execute and deliver such an instrument. Unless authorized in writing pursuant to the preceding proviso, the employees and officers of Affiliate’s regional divisions and Systems are not Authorized Persons. Without in any way limiting either party’s right to withhold any consent or waiver contemplated by this Agreement or requested by the other party, or to reject any proposed modification to or amendment of this Agreement, each party agrees that the other party shall have the right to condition its grant of any requested consent hereunder, its grant of any requested waiver of any provision hereof or its acceptance of any proposed modification hereof or amendment hereto on receipt of such commissions, compensation or other financial accommodation or consideration as it may, in its sole discretion, determine appropriate.

(i)                                     Waivers Limited. No waiver of any provision of this Agreement shall be binding upon a party unless such waiver is set forth in a written instrument which is executed and delivered on behalf of such party by, in the case of Network, an officer of Network and, in the case of Affiliate, by an Authorized Person. Such waiver shall be effective only to the extent specifically set forth in such written instrument. Neither the exercise (from time to time and at any time) by a party of, nor the delay or failure (at any time or for any period of time) to exercise, any right, power or remedy shall constitute a waiver of the right to exercise, or impair, limit or restrict the exercise of, such right, power or remedy or any other right, power or remedy at any time and from time to time thereafter. No waiver of any right, power or remedy of a party

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

shall be deemed to be a waiver of any other right, power or remedy of such party or shall, except to the extent so waived, impair, limit or restrict the exercise of such right, power or remedy.

(j)                                     No Inference Against Author. Each party acknowledges that this Agreement was fully negotiated by the parties and agrees, therefore, that no provision of this Agreement shall be interpreted against any party because such party or its counsel drafted such provision.

(k)                                  Counterparts. This Agreement may be signed in any number of counterparts, each of which (when executed and delivered) shall constitute an original instrument, but all of which together shall constitute one and the same instrument. This Agreement shall become effective and be deemed to have been executed and delivered by both of the parties at such time as counterparts shall have been executed and delivered by each of the parties, regardless of whether each of the parties has executed the same counterpart. It shall not be necessary when making proof of this Agreement to account for any counterparts other than a sufficient number of counterparts which, when taken together, contain signatures of both of the parties.

(l)                                     Confidentiality. The terms and conditions, other than the existence and duration, of this Agreement shall be kept confidential by the parties hereto and shall not be disclosed by either party to any third party, without the prior written consent of the other party except: (i) as may be required by any court of competent jurisdiction, governmental agency, law or regulation (in such event, the disclosing party shall notify the other party before disclosing the Agreement); (ii) as may be required or necessary in any SEC or regulatory filings; (iii) as part of the normal reporting or review procedure to a party’s accountants, auditors, agents, legal counsel, and employees of parent and subsidiary companies, provided such accountants, auditors, agents, investors and potential investment partners, legal counsel, and employees of parent and subsidiary companies agree to be bound by this Paragraph; (iv) to enforce any of a party’s rights pursuant to this Agreement; (v) in connection with due diligence conducted in connection with a merger, consolidation or acquisition provided that any person to whom Confidential Information is so disclosed shall have executed, prior to receiving any Confidential Information, written non-disclosure agreements which include confidentiality provisions at least as strict as those set forth in this Agreement; (vi) in connection with audits conducted at the behest of third parties for purposes similar to that set forth in Section 11(b), provided that any such third parties shall have executed (prior to their review of any Confidential Information) written confidentiality agreement which include provisions at least as strict as the provisions set forth in this Agreement regarding the confidentiality of information reviewed in connection with such audits; and (vii) to any prospective or existing lender provided that any such lender shall have executed (prior to their review of any Confidential Information) a written confidentiality agreement which includes provisions at least as strict as the provisions set forth in this Agreement regarding the confidentiality of information reviewed.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first above written.

TIME WARNER CABLE, a division of TIME WARNER ENTERTAINMENT COMPANY, L.P.		NEW FRONTIER MEDIA, INC.

By:	[Illegible]	By:	/s/ Michael Weiner

Name:		Name:	Michael Weiner

Title:	SVP	Title:	VP

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

EXHIBIT A

LAUNCH AUTHORIZATION FORM

“CABLE/SMATV” System

System Name: _______________________________________

Address:____________________________________________

City:__________________ State:__________________ Zip:____________________

Contact:________________________ Phone:________________________________

Billing Address, if different:_________________________________________________________

Headend Contact:___________________________  Phone:________________________________

Headend Location, if different:_______________________________________________________

Major Community Served: _______________________________________________

Units Passed:________________________ Service Subs:____________________________

Launch Date:________________________ Channel Assigned:________________________

Service Required:_____________________________________

Start Date:___________________

Residential Unit ID#:__________________

OR

Commercial Unit ID#:_________________

Serial #:_____________________

A-1

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

EXHIBIT B

EDITING AND CONTENT STANDARDS

All programming comprising the Service shall comply at all times with the following [***] editing and content standards:

[***] - [***], or [***] versions of adult entertainment are known as [***] programming. All shots of [***] and [***] have been removed from [***] programming, [***] and [***] are limited, and sometimes (for productions), activities are [***]. [***] programming depicts [***] and [***] situations and [***], but does not depict [***] and is [***] (or [***]) to the degree of explicitness of programming featured on [***].

Although not submitted for MPAA ratings, [***] programming would likely receive an [***] or [***]. Standard adult entertainment, especially [***] programs, operate mostly within [***].

The Service shall not include any [***] or [***] programming, defined as follows:

[***] - [***] programming incorporates most of the elements shown in [***] features, including [***]. However, [***] excludes certain [***] and [***] that the adult industry had determined may violate some acceptable community standards.

[***] - Like adult video stores, [***] programming includes movies and other features that have not been altered from their original master version.

[Table Illustrating Differences between Editing Standards Omitted.]

B-1

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

EXHIBIT C

SAMPLE PROGRAM SCHEDULE

[Programming Schedule by Time and Title Omitted]

[***]

C-1

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

EXHIBIT D

LAUNCH AND MARKETING SUPPORT

Network make the following available each System:

[***]

D-1

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

EXHIBIT E

NETWORK NAMES AND MARKS USE GUIDELINES

Affiliate’s use of the Network Marks shall be limited to the advertising and promotion of its carriage of the Service over the Systems pursuant to this Agreement. Network shall provide Affiliate with samples of the network Marks which Affiliate shall use in their entirety (including all service mark and trademark notices) whenever the Network Marks are used by Affiliate.

Network shall have the right at any time upon reasonable notice to Affiliate to review and require modifications to Affiliate’s advertising, promotional, marketing and/or sales materials concerning the Service and all other uses of the Network Marks by Affiliate.

E-1

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

AMENDMENT TO THE AFFILIATION AGREEMENT

This Amendment (“Amendment”), effective as of June 17, 2003 (“Effective Date”) hereby amends the Affiliation Agreement regarding carriage of the adult entertainment pay television service known as PleasureTM that was entered into by and between COLORADO SATELLITE BROADCASTING, INC. f/k/a NEW FRONTIER MEDIA, INC. (“Network”) and TIME WARNER CABLE INC. (“Affiliate”) as of the 1st day of January, 2000.  Such Affiliation Agreement, as amended prior to the Effective Date hereof, is hereinafter referred to as the “Pleasure Agreement”.  Any terms not otherwise defined herein shall have the meaning set forth in the Pleasure Agreement.  If there are any conflicts between the terms of this Amendment and the Pleasure Agreement, the terms of this Amendment shall prevail.

1.                                     Services.  The parties hereby agree that each of the following satellite-delivered, commercial-free, encrypted, adult entertainment pay television programming services shall, as of the Effective Date, be considered a “Service” for all purposes under the Pleasure Agreement:

(a)           the television programming service known as The Erotic NetworkTM (or TeNTM), as more fully described in Section 2(a) of this Amendment;

(b)           the television programming service known as The Erotic Network ClipsTM (or TeNClipsTM), as more fully described in Section 2(b) of this Amendment;

(c)           the television programming service known as The Erotic Network BlueTM (or TeN BlueTM), as more fully described in Section 2(c) of this Amendment; and

(d)           the television programming service known as The Erotic Network BloxTM (or TeN BloxTM), as more fully described in Section 2(d) of this Amendment.

The foregoing television programming services are collectively referred to herein as the “Services”.

2.                                     Content of the Services.  The parties hereby agree that, with respect solely to the Services addressed by this Amendment, Section 4(a) of the Pleasure Agreement [“Service Description”] shall not apply.  Rather, for such purposes, each of the Services will comply at all times with the following content descriptions, as applicable:

(a)           TeNTM Description.  The Service known as “The Erotic Network” or “TeN” shall be a 24-hour per day, 7-day per week, satellite-delivered, commercial-free, encrypted, pay video programming service, which at all times shall, in each [***] programming block, on a daily average basis, consist solely of:  (i) [***] of [***] or [***] feature length premieres (“TeN Premieres”) of adult films, events, specials, compilations and programs, all of which shall depict [***] and [***] situations among consenting adults, and shall not depict [***], (ii) no more than [***] of promotionals and/or interstitial programming that advertises only TeN (such as pay-per-view features and highlights) or the pay-per-view services of Network’s affiliates and joint ventures which it owns and controls; provided, however, that such programming shall not advertise any other television programming or service that is not

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

available in such System to Subscribers, and (iii) no more than [***] of advertisements for products designed specifically to enhance the Subscribers’ experience while viewing the Service.  All of the programming on TeN, including without limitation all promotionals, interstitials and advertisements, shall, at all times during the Term, adhere to and comply with the [***] or [***] editing and content standards described in sub-section (a)(ii) above and shall consist of programming similar in all material respects to that described on the program schedule attached hereto as Exhibit A-1.  Network agrees that, during each quarter of the Term, it shall send [***] copy of its monthly programming schedule for TeN to Affiliate in care of:  Vice President of Programming.

(b)           TeNClipsTM Description.  The Service known as “The Erotic Network Clips” or “TeNClips” shall be a 24-hour per day, 7-day per week, satellite-delivered, commercial-free, encrypted, pay video programming service, which at all times shall, in each [***] programming block, on a daily average basis, consist solely of:  (i) at least [***] of [***] or [***] clips from TeN Premieres, as well as other adult events, specials, compilation and programs, all of which shall be bundled in [***] blocks and shall depict [***] and [***] situations among consenting adults, and shall not depict [***], (ii) no more than [***] of promotionals and/or interstitial programming that advertises only TeNClips (such as pay-per-view features and highlights) or the pay-per-view services of Network’s affiliates and joint ventures which it owns and controls; provided, however, that such programming shall not advertise any other television programming or service that is not available in such System to Subscribers, and (iii) no more than [***] of advertisements for products designed specifically to enhance the Subscribers’ experience while viewing the Service.  All of the programming on TeNClips, including without limitation all promotionals, interstitials and advertisements, shall, at all times during the Term, adhere to and comply with the [***] or [***] editing and content standards described in sub-section (b)(ii) above and shall consist of programming similar in all material respects to that described on the program schedule attached hereto as Exhibit A-2.  Network agrees that, during each quarter of the Term, it shall send [***] copy of its monthly programming schedule for TeNClips to Affiliate in care of:  Vice President of Programming.

(c)           TeN BlueTM Description.  The Service known as “The Erotic Network Blue” or “TeN Blue” shall be a 24-hour per day, 7-day per week, satellite-delivered, commercial-free, encrypted, pay video programming service, which at all times shall, in [***] programming block, on a daily average basis, consist solely of:  (i) at least [***] of [***] or [***] feature length [***] adult films, events, specials and programs (collectively, the “Blue Programming”), all of which shall depict [***] and [***] situations among consenting adults, and shall not depict [***], (ii) no more than [***] of promotionals and/or interstitial programming that advertises only TeN Blue (such as pay-per-view features and highlights) or the pay-per-view services of Network’s affiliates and joint ventures which it owns and controls; provided, however, that such programming shall not advertise any other television programming or service that is not available in such System to Subscribers and (iii) no more than [***] of advertisements for products designed specifically to enhance the Subscribers’ experience while viewing the Service.  All of the programming on TeN Blue, including without limitation all promotionals, interstitials and advertisements, shall, at all times during the Term, adhere to and comply with the [***] or [***] editing and content standards described in sub-section (c)(ii) above and shall consist of programming similar in all material respects to that described on the

2

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

program schedule attached hereto as Exhibit A-3.  Network agrees that, during each quarter of the Term, it shall send [***] copy of its monthly programming schedule for TeN Blue to Affiliate in care of:  Vice President of Programming.

(d)           TeNBloxTM Description.  The Service known as “The Erotic Network Blox” or “TeNBlox”) shall be a 24-hour per day, 7-day per week, satellite-delivered, commercial-free, encrypted, pay video programming service, which at all times shall, in each [***] programming block, on a daily average basis, consist solely of:  (i) at least [***] of [***] or [***] clips from Blue Programming, which shall be bundled in [***] blocks and shall depict [***] and [***] situations among consenting adults, and shall not adult films, events and programs that depict [***] and [***] situations among consenting adults, and shall not depict [***], (ii) no more than [***] of promotionals and/or interstitial programming that advertises only TeNBlox (such as pay-per-view features and highlights) or the pay-per-view services of Network’s affiliates and joint ventures which it owns and controls; provided, however, that such programming shall not advertise any other television programming or service that is not available in such System to Subscribers and (iii) no more than [***] of advertisements for products designed specifically to enhance the Subscribers’ experience while viewing the Service.  All of the programming on TeNBlox, including without limitation all promotionals, interstitials and advertisements, shall, at all times during the Term, adhere to and comply with the [***] or [***] editing and content standards described in sub-section (d)(ii) above and shall consist of programming similar in all material respects to that described on the program schedule attached hereto as Exhibit A-4.  Network agrees that, during each quarter of the Term, it shall send [***] copy of its monthly programming schedule for TeNBlox to Affiliate in care of:  Vice President of Programming.

3.                                     Other Exhibition and Distribution.  The parties hereby agree that, with respect solely to the Services addressed by this Amendment, Section 4(g) of the Pleasure Agreement [“Other Exhibition and Distribution”] shall not apply.  Rather, with respect to each of the Services described in this Amendment, Network agrees that if, during the Term, Network exhibits or distributes, or grants or agrees to grant to any third party the right to exhibit or distribute all or any portion of any of the Services via the Internet, any online service, any broadband, wireline or wireless service or any local or wide area network, in any format (including multimedia, interactive, three dimensional or other augmented or enhanced format, e.g., “video-streaming”) to customers in the franchise area of any System within the United States, its territories or possessions (“More Expansive Rights”), then Network shall promptly give written notice thereof to Affiliate and, at Affiliate’s election, this Amendment shall be deemed to have been modified so that, from the date on which such More Expansive Rights are first in effect (or, if such More Expansive Rights are now in effect, from the date hereof) and thereafter during the Term for so long as such More Expansive Rights continue to remain in effect, Affiliate shall have the right to enjoy the benefit of such More Expansive Rights with respect to the applicable Service on the most favorable terms and conditions of any distributor with respect to such More Expansive Rights

4.                                     Fees.  The parties hereby agree that, with respect solely to the Services addressed by this Amendment, Section 6(a) of the Pleasure Agreement [“Fees”] shall not apply.  Rather,

3

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

the parties hereby agree to the following fee arrangement relating to the Services covered by this Amendment:

(a)                                For each [***] of each [***] of the Term, commencing on the Effective Date, Affiliate shall pay to Network, in consideration for the license granted herein, the following fees, on a System-by-System basis:

(i)                                  For a System that carries [***] of the Services:

(A)          Subscription Purchases:  [***]; and (B) Pay Per View Purchases:  [***] (collectively, the “[***] Channel Fees”).

(ii)                               For a System that carries [***] of the Services on separate channels:

(A)          Subscription Purchases:  [***]; or (B) Pay Per View Purchases:  [***] (collectively, the “[***] Channel Fees”).

(iii)                            For a System that carries [***] of the Services on separate channels:

(A)          Subscription Purchases:  [***]; or (B) Pay Per View Purchases:  [***] (collectively, the “[***] Channel Fees”).

(iv)                           “Fees” shall mean, collectively, the [***] Channel Fees, the [***] Channel Fees and the [***] Channel Fees.

(v)                              If a System carries the PleasureTM service (“Pleasure”) and launches, on [***], on a [***] basis, any [***] of the Services described in this Amendment then, beginning with the launch date of such Service(s), Affiliate shall [***] for such System for Pleasure for a period of [***] continuous [***].  If, however, any such System deletes the applicable Service prior to the [***] anniversary of the launch of such Service in such System, or

4

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

if any System distributing the applicable Service is sold, transferred, or otherwise disposed of and the applicable Service is subsequently deleted from such System prior to the end of the applicable [***] period, Affiliate will [***] Network a [***] for Pleasure attributable to the System in which such applicable Service was deleted using the following calculation to determine the amount of [***]:

[***]

Such [***] will be paid by Affiliate to Network within [***] after the deletion of the applicable Service.  It is agreed that such [***] obligation shall not apply where the subsequent owner or transferee has in turn sold, transferred or otherwise disposed of the System and the applicable Service is then deleted by the second subsequent owner or transferee.  Irrespective of any other provision of the Pleasure Agreement or this Amendment, this Section 4(a)(v) shall survive the expiration or termination of the Pleasure Agreement in accordance with its terms.

5.                                     Except as expressly set forth herein, all terms and conditions of the Pleasure Agreement remain unmodified and are incorporated herein by reference.  This Amendment shall be governed by the laws of the State of New York, without regard to its conflict of law principles.  By signing below, the parties agree to the terms of this Amendment.  This Amendment may not be modified or amended except in a writing signed by a duly authorized representative of each party.

ACCEPTED AND AGREED

COLORADO SATELLITE BROADCASTING, INC.		TIME WARNER CABLE INC.

By:	/s/ Ken Boenish	By:	/s/ Lynne Costantini

Name:	Ken Boenish	Name:	Lynne Costantini

Title:	President	Title:	VP Programming

5

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

EXHBIT A

PROGRAMMING SCHEDULES

[Programming Schedule by Time and Title Omitted]

[***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Exhibit A-1

TeNTM

[Programming Schedule by Time and Title Omitted]

[***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

EXHIBIT A-2

TeNClipsTM

[Programming Schedule by Time and Title Omitted]

[***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

EXHIBIT A-3

TeNBlueTM

[Programming Schedule by Time and Title Omitted]

[***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

EXHIBIT A-4

TeNBloxTM

[Programming Schedule by Time and Title Omitted]

[***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

SECOND AMENDMENT TO THE AFFILIATION AGREEMENT

This Second Amendment to the Affiliation Agreement, effective as of this 27th day of December 2006, hereby amends the Affiliation Agreement that was entered into by and between NEW FRONTIER MEDIA, INC. a Colorado Corporation (“Licensor”) and TIME WARNER CABLE LLC (successor in interest to Time Warner Cable, a division of Time Warner Entertainment Company, LP., a Delaware partnership) (“TWC”) dated as of the 1st day of January 2000, as amended as of June 17, 2003 (the “Agreement”).  Licensor and TWC hereby agree as follows:

1.                                       Term.  Section 3 of the Agreement is hereby deleted in its entirety and replaced with the following: “The initial term of this Agreement shall be [***], commencing on the Effective Date (“Initial Term”), and shall automatically renew thereafter on a [***] basis (each such [***] a “Renewal Period”) (the Initial Term and any Renewal Period(s) together, the “Term”).  Either party may terminate this Agreement for any or no reason by giving written notice to the other party at least [***] prior to the last day of any Renewal Period.”

2.                                       All of the terms and conditions set forth in the Agreement shall remain in full force and effect, except to the extent that such terms and conditions are modified by or in conflict with the provisions of this Amendment, in which case this Amendment shall prevail.  Subject to the foregoing, this Amendment and the Agreement (including all other amendments, addenda, schedules and exhibits thereto) shall be deemed one in the same document.

ACCEPTED AND AGREED:

Time Warner Cable LLC		New Frontier Media, Inc.

By:	[Illegible]	By:	/s/ Karyn L.Miller
Name:		Name:	Karyn Miller
Title:		Title:	Chief Financial Officer
12-28-06